Number                                                          Shares


                                 ENDOVASC, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
                             SERIES NDC COMMON STOCK
                            PAR VALUE  $.001 PER SHARE
                                                     See Restrictive Legend
                                                         On Reverse Side

                                                             CUSIP
                                             See Reverse For Certain Definitions

THIS CERTIFIES that



is the owner of

      FULLY PAID AND NONASSESSABLE SHARES OF THE SERIES NDC COMMON STOCK OF
                                 ENDOVASC, INC.

Transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     IN WITNESS WHEREOF, Kingdom Ventures, Inc. has caused the signatures of its duly authorized officers and facsimile of its corporate seal to be hereunto affixed.


     Secretary                                                    President
                                     [SEAL]

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE DESIGNATITONS, LIMITATIONS, PREFERENCES AND RELATIVE RIGHTS OF THE SERIES NDC COMMON STOCK, A COPY OF WHICH MAY BE OBTAINED BY THE REGISTERED HOLDER HEREOF UPON WRITTEN REQUEST TO THE ISSUER.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR ANY BNEEFICIAL INTEREST THEREIN MAY BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRRED EXCEPT
PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AS SET FORTH IN THE CERTIFICATE OF DESIGNATIONS, LIMITATIONS, PREFERENCES AND RELATIVE RIGHTS
RELATING TO THE SERIES B COMMON STOCK. NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE VALID UNLESS
ACCOMPANIED  BY  AN  OPINION  OF  COUNSEL  ACCEPTABLE  TO  THE  COMPANY.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM - as tenants in common.          UNIF GIFT MIN ACT - ..... Custodian .....
     TEN ENT - as tenants by the entireties            under Uniform Gifts to Minors Act
     JT TEN - as joint tenants with right of
        Survivorship and not as tenants
                  In common

          Additional abbreviations may also be used though not in the above list.

For  Value  Received,  _________  do  hereby  sell,  assign  and  transfer  unto
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_____________________________________________________________________  Shares of
the Series NDC Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________
______________________________________________________________________  Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated:_______________________________

                                       _________________________________________

_____________________________________